UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04764

Dreyfus Municipal Bond Opportunity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/18

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Municipal Bond Opportunity Fund

ANNUAL REPORT April 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Opportunity Fund, covering the 12-month period from May 1, 2017 through April 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and potential trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds either produced flat returns or lost a degree of value over the first four months of the year.

Yet, for the 12-month reporting period overall, stocks across all capitalization ranges posted double-digit returns on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds fared less well over the same time frame, with corporate-backed securities eking out modestly positive total returns while U.S. government securities produced mild losses.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
May 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2017 through April 30, 2018, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended April 30, 2018, Dreyfus Municipal Bond Opportunity Fund’s Class A shares produced a total return of 1.72%, Class C shares returned 0.94%, Class I shares returned 1.96%, Class Y shares returned 1.93%, and Class Z shares returned 1.79%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of 1.56% for the same period.2

Municipal bonds during the reporting period encountered bouts of volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund’s Class A, I, Y and Z shares outperformed the Index, largely due to favorable security selections.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Typically, the fund invests substantially all of its assets in such municipal bonds. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”). For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity or duration.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market; and actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Supply-and-Demand Dynamics Drove Municipal Bonds

Municipal bonds fared well early in the reporting period when a light supply of newly issued bonds was met with solid investor demand. However, in the fall of 2017, the market experienced bouts of volatility amid uncertainty surrounding federal tax reform. Issuers rushed to market before year-end 2017 with a flood of new bonds in reaction to proposals to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

limit the tax exemption for bonds issued for advanced refunding and private activity purposes. This issuance was met, however, with robust demand from investors worried that the proposals might limit their tax-exempt investment opportunities in the future.

Heightened market volatility continued through the opening months of the year when lower corporate tax rates dampened demand from banks and insurance companies. Investors also grew concerned that short-term interest rates might climb more than previously expected in an environment of accelerating inflation and ballooning federal budget deficits. The market generally stabilized in March 2018 when inflation fears eased, but municipal bonds lost additional value in April 2018 around tax time.

Credit conditions have remained sound for most issuers, but some states, municipalities, and U.S. territories have struggled with disappointing tax receipts and heavy pension liabilities.

Security Selections Supported Fund Results

The fund’s performance compared to the Index was bolstered during the reporting period by its security selection strategy, most notably positions in New Jersey appropriation bonds, Illinois special tax bonds, bonds backed by certain states’ settlement of litigation with U.S. tobacco companies, and bonds backed by public utilities. The fund’s sector allocation strategy also added value through an emphasis on higher-yielding revenue-backed bonds and a commensurately underweighted position in general obligation bonds. Results among revenue bonds were particularly favorable from overweighted positions in bonds backed by hospitals. The fund further benefited from overweighted exposure to municipal bonds with long-term maturities.

On a more negative note, the fund’s relatively long average duration made it more sensitive to the adverse effects of rising interest rates over the reporting period. In addition, overweighted exposure to bonds with five-year maturities constrained the fund’s relative results.

A Constructive Investment Posture

While sharply lower corporate tax rates could continue to weigh on demand for municipal bonds from institutional investors, modestly lower personal tax rates seem unlikely to affect demand from individual investors, and the elimination of tax advantages for states’ and municipalities’ advance refunding activities should support favorable supply-and-demand dynamics. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds. We have adjusted the fund’s average maturity to a roughly market-neutral position in order to protect against the possibility of additional increases in interest rates, and we have added to holdings of long-term bonds to capture their higher yields.

May 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S.-dollar-denominated long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Opportunity Fund Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I and Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I and Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus Municipal Bond Opportunity Fund on 4/30/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index, unlike the fund, covers the U.S.-dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	11/26/86	-2.84%	1.47%	3.32%
without sales charge	11/26/86	1.72%	2.41%	3.80%
Class C shares
with applicable redemption charge †	7/13/95	-0.05%	1.64%	3.03%
without redemption	7/13/95	0.94%	1.64%	3.03%
Class I shares	8/31/16	1.96%††	2.51%††	3.85%††
Class Y shares	8/31/16	1.93%††	2.44%††	3.81%††
Class Z shares	10/14/04	1.79%	2.47%	3.85%
Bloomberg Barclays U.S. Municipal Bond Index		1.56%	2.44%	4.24%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class I and Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I and Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Opportunity Fund from November 1, 2017 to April 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.59	$8.38	$3.46	$3.46	$4.30
Ending value (after expenses)	$991.10	$987.30	$993.00	$992.60	$991.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2018
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.66	$8.50	$3.51	$3.51	$4.36
Ending value (after expenses)	$1,020.18	$1,016.36	$1,021.32	$1,021.32	$1,020.48

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.70% for Class C, .70% for Class I, .70% for Class Y and .87% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7%
Alabama - 4.2%
Birmingham Water Works Board, Subordinate Water Revenue	5.00	1/1/30	4,600,000		5,342,854
Black Belt Energy Gas District, Gas Prepay Revenue, 1 Month LIBOR + 0.9%	2.16	12/1/23	1,405,000	[a]	1,405,000
Jefferson County, Revenue, Refunding	5.00	9/15/32	1,000,000		1,138,000
Jefferson County, Senior Lien Sewer Revenue Warrants (Insured; Assured Guaranty Municipal Corp.)	0/6.60	10/1/23	7,835,000	[b]	6,749,304
				14,635,158
Arizona - .9%
La Paz County Industrial Development Authority, Education Facility LR (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/46	2,000,000	[c]	2,058,320
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools Projects)	5.00	7/1/46	1,000,000	[c]	1,018,610
				3,076,930
California - 3.6%
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	45,000	[d]	45,880
California Health Facilities Financing Authority, Revenue (Sutter Health)	5.00	11/15/46	2,500,000		2,792,225
North Natomas Community Facilities District Number 4, Special Tax Bonds	5.00	9/1/30	1,500,000		1,667,010
San Francisco City and County Airport Commission, Second Series Revenue (San Francisco International Airport)	5.00	5/1/41	2,500,000		2,774,350
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	5,000,000		5,505,900
				12,785,365
Colorado - 3.3%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/27	5,565,000		6,293,959

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Colorado - 3.3% (continued)
Colorado Health Facilities Authority, HR (Children's Hospital Colorado Project)	5.00	12/1/41	2,500,000	2,754,500
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	5.25	1/1/45	1,500,000	1,595,370
E-470 Public Highway Authority, Senior Revenue	5.38	9/1/26	1,000,000	1,071,240
				11,715,069
Connecticut - 2.6%
Connecticut, GO	5.00	10/15/25	3,000,000	3,269,760
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	10/1/29	2,500,000	2,722,000
Connecticut Development Authority, Water Facilities Revenue (Aquarion Water Company of Connecticut Project)	5.50	4/1/21	3,000,000	3,268,110
				9,259,870
District of Columbia - 1.0%
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	5,300,000	[e] 826,217
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/35	1,500,000	1,702,260
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/35	1,000,000	1,123,200
				3,651,677
Florida - 7.4%
Broward County, Airport System Revenue	5.00	10/1/37	1,560,000	1,755,577
Broward County, Port Facilities Revenue	5.00	9/1/22	3,285,000	3,532,689
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	10,000,000	11,390,900
Miami Beach, Stormwater Revenue, Refunding	5.00	9/1/47	2,500,000	2,720,625
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/33	1,000,000	1,116,000
Miami-Dade County, Seaport Revenue	5.50	10/1/42	2,500,000	2,769,250

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Florida - 7.4% (continued)
Palm Bay, Utility System Improvement Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	10/1/20	1,350,000	[e]	1,238,058
Pinellas County Health Facilities Authority, Health System Revenue (BayCare Health System Issue) (Insured; National Public Finance Guarantee Corp.) Auction-Based	2.62	11/15/23	775,000	[f]	775,000
Port of Palm Beach District, Revenue (Insured; XLCA)	0.00	9/1/23	1,000,000	[e]	792,120
				26,090,219
Georgia - 2.4%
Atlanta, Airport General Revenue	5.00	1/1/27	3,000,000		3,208,860
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	2,500,000		2,845,975
Private Colleges & Universities, Revenue (Emory University)	5.00	10/1/43	2,200,000		2,422,926
				8,477,761
Illinois - 11.8%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/43	3,750,000		4,202,475
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/34	2,100,000		2,288,286
Chicago, Second Lien Water Revenue	5.00	11/1/25	1,925,000		2,147,126
Chicago Park District, Limited Tax GO	5.00	1/1/27	2,030,000		2,238,948
Cook County, Sales Tax Revenue, Refunding	5.00	11/15/35	2,500,000		2,834,325
Greater Chicago Metropolitan Water Reclamation District, GO Unlimited Tax Capital Improvement Bonds	5.00	12/1/44	2,000,000		2,177,360
Illinois, Sales Tax Revenue	5.00	6/15/24	2,500,000		2,761,800
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/27	5,230,000		5,810,530
Illinois Finance Authority, Revenue (OSF Healthcare System)	5.00	11/15/45	1,000,000		1,084,800

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Illinois - 11.8% (continued)
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	2,500,000	2,769,125
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	3,000,000	3,329,790
Illinois Municipal Electric Agency, Power Supply System Revenue	5.00	2/1/32	1,500,000	1,672,305
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	2,000,000	2,087,540
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	0.00	12/15/51	8,000,000	[e] 1,363,600
Railsplitter Tobacco Settlement Authority, Revenue	5.00	6/1/26	2,320,000	2,645,357
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	2,000,000	2,146,800
				41,560,167
Indiana - 2.8%
Indiana Finance Authority, Hospital Revenue (Community Health Network)	5.00	5/1/42	4,000,000	4,305,200
Indiana Finance Authority, Revenue (Marquette Project)	5.00	3/1/39	1,400,000	1,456,252
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/37	3,500,000	3,981,670
				9,743,122
Iowa - 2.1%
Iowa Finance Authority, Healthcare Revenue (Genesis Health System)	5.00	7/1/24	2,635,000	2,954,889
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	1,000,000	1,065,540
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.88	12/1/27	1,520,000	[c] 1,618,374
Iowa Finance Authority, Midwestern Disaster Area Revenue, Refunding (Iowa Fertilizer Company Project)	5.25	12/1/37	1,765,000	1,860,063
				7,498,866

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Kentucky - 4.3%
Kentucky Economic Development Finance Authority, Revenue, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/45	2,000,000	2,182,760
Kentucky Public Energy Authority, Gas Supply Revenue	4.00	4/1/24	3,250,000	3,446,560
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	3,000,000	3,358,440
Pendleton County, Multi-County LR (Kentucky Association of Counties Leasing Trust Program)	6.40	3/1/19	6,000,000	6,072,360
				15,060,120
Louisiana - 2.2%
Louisiana Public Facilities Authority, Hospital Revenue (Franciscan Missionaries of Our Lady Health System Project)	5.00	7/1/47	1,500,000	1,627,245
New Orleans, Water Revenue	5.00	12/1/34	2,000,000	2,203,320
New Orleans Aviation Board, General Airport Revenue (North Terminal Project)	5.00	1/1/40	2,175,000	2,352,545
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/35	1,500,000	1,624,545
				7,807,655
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue (Maine General Medical Center Issue)	7.50	7/1/32	2,000,000	2,233,040
Maryland - .9%
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue)	4.00	7/1/48	1,000,000	991,290
Maryland Stadium Authority, Revenue (Construction & Revitalization Program)	5.00	5/1/38	1,750,000	1,996,785
				2,988,075
Massachusetts - 1.1%
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/27	1,750,000	2,011,905

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Massachusetts - 1.1% (continued)
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.25	7/1/29	1,675,000	1,780,894
				3,792,799
Michigan - 4.9%
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/46	3,000,000	3,276,930
Karegnondi Water Authority, Revenue	5.00	11/1/41	1,000,000	1,099,100
Kent Hospital Finance Authority, Revenue (Spectrum Health System)	5.50	11/15/25	2,500,000	2,749,625
Lansing Board of Water and Light, Utility System Revenue	5.50	7/1/41	1,500,000	1,642,725
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/31	2,500,000	2,777,875
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/37	2,000,000	2,202,200
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	2,300,000	2,263,384
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport)	5.00	12/1/45	1,000,000	1,098,390
				17,110,229
Missouri - .7%
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/29	2,000,000	2,260,780
Nebraska - .6%
Public Power Generation Agency of Nebraska, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/37	2,000,000	2,230,900
Nevada - 1.0%
Clark County, GO	5.00	11/1/38	3,020,000	3,328,825

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 5.1%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	2,500,000	[c]	2,524,750
New Jersey Economic Development Authority, Revenue	5.25	6/15/27	1,000,000		1,098,160
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	1,000,000		1,056,970
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,000,000		1,089,010
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	2,100,000		2,276,022
New Jersey Educational Facilities Authority, Revenue (Stockton University Issue)	5.00	7/1/41	1,000,000		1,071,890
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group)	5.00	7/1/37	1,600,000		1,789,360
New Jersey Tobacco Settlement Financing Corp., Revenue, Refunding, Ser. A	5.00	6/1/36	2,000,000		2,209,960
New Jersey Tobacco Settlement Financing Corp., Revenue, Refunding, Ser. A	5.00	6/1/46	2,000,000		2,164,520
New Jersey Tobacco Settlement Financing Corp., Revenue, Refunding, Ser. A	5.25	6/1/46	2,500,000		2,783,200
				18,063,842
New York - 9.2%
Long Island Power Authority, Electric System Revenue	5.00	9/1/29	1,000,000		1,165,220
New York City, GO	5.00	10/1/36	5,000,000		5,399,700
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,000,000		3,172,560
New York Counties Tobacco Trust V, Revenue, Tobacco Settlement Pass-Through Bonds	0.00	6/1/50	4,400,000	[e]	514,052
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.00	11/15/31	1,000,000		1,086,920

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New York - 9.2% (continued)
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	2,500,000	[c]	2,630,750
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	1,000,000		1,223,770
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/43	3,100,000		3,380,147
New York State Dormitory Authority, Toll Highway Senior Revenue	5.00	3/15/35	5,325,000		5,967,461
New York State Energy Research and Development Authority, PCR (Rochester Gas and Electric Corporation Project) (Insured; National Public Finance Guarantee Corp.) Auction-Based	3.19	8/1/32	2,450,000	[f]	2,298,296
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	700,000		739,417
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,678,975
TSASC, Inc. of New York, Tobacco Settlement Subordinate Bonds	5.00	6/1/48	2,000,000		2,008,760
				32,266,028
Ohio - 2.9%
Allen County, Hospital Facilities Revenue (Catholic Health Partners)	5.00	5/1/42	4,500,000		4,808,655
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	7,100,000	[e]	543,292
Cuyahoga County Hospital, Revenue (The Metrohealth System)	5.25	2/15/47	1,000,000		1,060,570
Ohio Adult Correctional Capital Facilities, Revenue, Refunding (Lease Appropriations-Adult Correctional Building Fund Projects)	5.00	10/1/36	1,750,000		2,002,718

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Ohio - 2.9% (continued)
Ohio Adult Correctional Capital Facilities, Revenue, Refunding (Lease Appropriations-Adult Correctional Building Fund Projects)	5.00	10/1/37	1,430,000	1,635,262
				10,050,497
Pennsylvania - 6.2%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/23	2,215,000	2,396,807
Berks County Industrial Development Authority, Health System Revenue, Refunding (Tower Health Project)	5.00	11/1/47	1,350,000	1,473,647
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/30	2,000,000	2,271,120
Montgomery County Industrial Development Authority, Retirement Community Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	3,500,000	3,876,285
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/42	3,995,000	4,320,273
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/42	2,000,000	2,162,840
Philadelphia School District, GO	5.25	9/1/23	4,000,000	4,241,800
Philadelphia School District, GO	5.00	9/1/38	1,000,000	1,115,270
				21,858,042
Rhode Island - .6%
Tobacco Settlement Financing Corporation of Rhode Island, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	2,000,000	2,126,000
South Carolina - 1.5%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.13	12/1/43	5,000,000	5,343,150
Tennessee - .7%
Johnson City Health and Educational Facilities Board, HR (Mountain States Health Alliance)	6.00	7/1/38	2,435,000	2,576,327
Texas - 8.9%
Austin, Water & Waste Water Systems Revenue	5.00	11/15/43	3,305,000	3,611,803

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Texas - 8.9% (continued)
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Permanent School Fund Guarantee Program)	5.00	8/15/31	3,825,000	4,267,094
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	1,500,000	1,656,555
Denton, Utility System Revenue	5.00	12/1/27	2,500,000	2,916,875
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/34	3,500,000	3,867,850
Love Field Airport Modernization Corporation, Special Facilities Revenue (Southwest Airlines Company - Love Field Modernization Program Project)	5.00	11/1/22	2,000,000	2,218,620
Lower Colorado River Authority, Revenue	5.00	5/15/39	3,000,000	3,266,760
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	1,500,000	1,251,735
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/39	4,000,000	4,462,720
San Antonio, Electric and Gas Systems Junior Lien Revenue	5.00	2/1/43	3,500,000	3,784,865
				31,304,877
Utah - 1.0%
Salt Lake City, Airport Revenue, Ser. A	5.00	7/1/34	3,000,000	3,390,210
Virginia - 1.0%
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	1,700,000	1,817,079
Winchester Economic Development Authority, HR (Valley Health System Obligated Group)	5.00	1/1/35	1,560,000	1,734,876
				3,551,955

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
West Virginia - 1.5%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/36	5,000,000	5,357,350
Wisconsin - 1.3%
Public Finance Authority of Wisconsin, HR (Renown Regional Medical Center Project)	5.00	6/1/40	2,000,000	2,175,740
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.50	4/15/29	2,200,000	2,321,550
				4,497,290
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Transportation Revenue (Insured; AMBAC Indemnity Corp.)	5.25	7/1/41	1,400,000	1,550,668
Total Investments (cost $338,607,675)			98.7%	347,242,863
Cash and Receivables (Net)			1.3%	4,570,574
Net Assets			100.0%	351,813,437

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, these securities were valued at $9,850,804 or 2.8% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	20.5
Health Care	19.5
Utility-Electric	10.4
Utility-Water and Sewer	9.6
Special Tax	7.8
Education	7.5
Industrial	4.0
Lease	3.4
City	2.2
County	1.0
State/Territory	.9
Resource Recovery	.6
Prerefunded	.0
Other	11.3
98.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	338,607,675	347,242,863
Cash		517,202
Interest receivable		4,771,268
Prepaid expenses		25,292
		352,556,625
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		253,393
Payable for shares of Beneficial Interest redeemed		391,949
Accrued expenses		97,846
		743,188
Net Assets ($)		351,813,437
Composition of Net Assets ($):
Paid-in capital		346,838,784
Accumulated net realized gain (loss) on investments		(3,660,535)
Accumulated net unrealized appreciation (depreciation) on investments		8,635,188
Net Assets ($)		351,813,437

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	151,312,377	5,798,497	13,750,810	9,414	180,942,339
Shares Outstanding	12,004,850	458,936	1,090,530	746.83	14,354,963
Net Asset Value Per Share ($)	12.60	12.63	12.61	12.61	12.60

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2018

Investment Income ($):
Interest Income	14,531,500
Expenses:
Management fee—Note 3(a)	2,049,701
Shareholder servicing costs—Note 3(c)	1,006,392
Registration fees	93,401
Professional fees	75,607
Distribution fees—Note 3(b)	59,765
Trustees’ fees and expenses—Note 3(d)	32,439
Prospectus and shareholders’ reports	19,710
Loan commitment fees—Note 2	7,954
Custodian fees—Note 3(c)	5,274
Miscellaneous	51,172
Total Expenses	3,401,415
Less—reduction in fees due to earnings credits—Note 3(c)	(7,832)
Net Expenses	3,393,583
Investment Income—Net	11,137,917
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,662,062
Net unrealized appreciation (depreciation) on investments	(9,965,103)
Net Realized and Unrealized Gain (Loss) on Investments	(4,303,041)
Net Increase in Net Assets Resulting from Operations	6,834,876

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2018	2017	[a]
Operations ($):
Investment income—net	11,137,917	11,920,519
Net realized gain (loss) on investments	5,662,062	6,123,580
Net unrealized appreciation (depreciation) on investments	(9,965,103)	(21,119,005)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,834,876	(3,074,906)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(4,834,323)	(5,295,705)
Class C	(175,138)	(231,704)
Class I	(260,413)	(48,470)
Class Y	(297)	(182)
Class Z	(5,875,625)	(6,307,894)
Total Distributions	(11,145,796)	(11,883,955)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	12,096,524	18,614,494
Class C	1,095,825	1,515,698
Class I	10,044,766	5,942,371
Class Y	-	10,000
Class Z	2,833,411	5,093,092
Distributions reinvested:
Class A	3,892,245	4,232,130
Class C	140,527	182,600
Class I	258,620	48,265
Class Z	4,694,480	5,001,943
Cost of shares redeemed:
Class A	(28,253,684)	(33,590,182)
Class C	(5,146,753)	(1,867,031)
Class I	(1,763,487)	(601,262)
Class Z	(24,128,999)	(18,317,022)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(24,236,525)	(13,734,904)
Total Increase (Decrease) in Net Assets	(28,547,445)	(28,693,765)
Net Assets ($):
Beginning of Period	380,360,882	409,054,647
End of Period	351,813,437	380,360,882
Undistributed investment income—net	-	63,585

	Year Ended April 30,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	936,607	1,422,104
Shares issued for distributions reinvested	303,239	326,249
Shares redeemed	(2,200,610)	(2,606,875)
Net Increase (Decrease) in Shares Outstanding	(960,764)	(858,522)
Class Cb
Shares sold	85,012	115,395
Shares issued for distributions reinvested	10,907	14,048
Shares redeemed	(397,925)	(145,008)
Net Increase (Decrease) in Shares Outstanding	(302,006)	(15,565)
Class I
Shares sold	785,027	465,971
Shares issued for distributions reinvested	20,205	3,794
Shares redeemed	(137,101)	(47,366)
Net Increase (Decrease) in Shares Outstanding	668,131	422,399
Class Y
Shares sold	-	747
Net Increase (Decrease) in Shares Outstanding	-	747
Class Z
Shares sold	220,879	393,127
Shares issued for distributions reinvested	365,718	385,559
Shares redeemed	(1,878,779)	(1,420,117)
Net Increase (Decrease) in Shares Outstanding	(1,292,182)	(641,431)

[a]On August 31, 2016, the fund commenced offering Class I and Class Y shares.
[b]During the period ended April 30, 2018, 35,882 Class C shares representing $465,113 were automatically converted for 35,972 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.76	13.24	12.96	12.65	13.16
Investment Operations:
Investment income—net[a]	.38	.39	.42	.44	.46
Net realized and unrealized gain (loss) on investments	(.16)	(.48)	.28	.30	(.51)
Total from Investment Operations	.22	(.09)	.70	.74	(.05)
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.42)	(.43)	(.46)
Dividends from net realized gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.38)	(.39)	(.42)	(.43)	(.46)
Net asset value, end of period	12.60	12.76	13.24	12.96	12.65
Total Return (%)[c]	1.72	(.70)	5.52	5.94	(.21)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.92	.93	.93
Ratio of net expenses to average net assets	.93	.94	.92	.93	.93
Ratio of interest and expense related to floating rate notes issued to average net assets	—	—	.00[d]	.01	.01
Ratio of net investment income to average net assets	2.97	2.99	3.27	3.38	3.72
Portfolio Turnover Rate	26.94	20.93	18.85	16.18	41.14
Net Assets, end of period ($ x 1,000)	151,312	165,492	183,052	186,078	193,586

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

	Year Ended April 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.79	13.27	12.99	12.68	13.19
Investment Operations:
Investment income—net[a]	.28	.29	.33	.34	.36
Net realized and unrealized gain (loss) on investments	(.16)	(.48)	.28	.30	(.50)
Total from Investment Operations	.12	(.19)	.61	.64	(.14)
Distributions:
Dividends from investment income—net	(.28)	(.29)	(.33)	(.33)	(.37)
Dividends from net realized gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.28)	(.29)	(.33)	(.33)	(.37)
Net asset value, end of period	12.63	12.79	13.27	12.99	12.68
Total Return (%)[c]	.94	(1.45)	4.74	5.11	(.97)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.71	1.69	1.69	1.69
Ratio of net expenses to average net assets	1.70	1.71	1.69	1.69	1.69
Ratio of interest and expense related to floating rate notes issued to average net assets	—	—	.00[d]	.01	.01
Ratio of net investment income to average net assets	2.20	2.23	2.53	2.59	2.93
Portfolio Turnover Rate	26.94	20.93	18.85	16.18	41.14
Net Assets, end of period ($ x 1,000)	5,798	9,736	10,307	8,490	8,394

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class I Shares	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	12.77	13.39
Investment Operations:
Investment income—net[b]	.40	.24
Net realized and unrealized gain (loss) on investments	(.15)	(.58)
Total from Investment Operations	.25	(.34)
Distributions:
Dividends from investment income—net	(.41)	(.28)
Net asset value, end of period	12.61	12.77
Total Return (%)	1.96	(2.56)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.75[d]
Ratio of net expenses to average net assets	.70	.75[d]
Ratio of net investment income to average net assets	3.19	3.35[d]
Portfolio Turnover Rate	26.94	20.93
Net Assets, end of period ($ x 1,000)	13,751	5,393

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended April 30,
Class Y Shares	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	12.77	13.39
Investment Operations:
Investment income—net[b]	.41	.25
Net realized and unrealized gain (loss) on investments	(.17)	(.63)
Total from Investment Operations	.24	(.38)
Distributions:
Dividends from investment income—net	(.40)	(.24)
Net asset value, end of period	12.61	12.77
Total Return (%)	1.93	(2.87)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.86[d]
Ratio of net expenses to average net assets	.70	.86[d]
Ratio of net investment income to average net assets	3.17	2.90[d]
Portfolio Turnover Rate	26.94	20.93
Net Assets, end of period ($ x 1,000)	9	10

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Z Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.76	13.24	12.96	12.65	13.16
Investment Operations:
Investment income—net[a]	.39	.40	.43	.44	.47
Net realized and unrealized gain (loss) on investments	(.16)	(.49)	.28	.31	(.51)
Total from Investment Operations	.23	(.09)	.71	.75	(.04)
Distributions::
Dividends from investment income—net	(.39)	(.39)	(.43)	(.44)	(.47)
Dividends from net realized gain on investments	—	—	—	—	(.00)[b]
Total Distributions	(.39)	(.39)	(.43)	(.44)	(.47)
Net asset value, end of period	12.60	12.76	13.24	12.96	12.65
Total Return (%)	1.79	(.65)	5.57	6.00	(.17)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.89	.87	.87	.88
Ratio of net expenses to average net assets	.87	.89	.87	.87	.88
Ratio of interest and expense related to floating rate notes issued to average net assets	—	—	.00[c]	.01	.01
Ratio of net investment income to average net assets	3.03	3.05	3.32	3.43	3.77
Portfolio Turnover Rate	26.94	20.93	18.85	16.18	41.14
Net Assets, end of period ($ x 1,000)	180,942	199,730	215,695	216,573	220,429

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Opportunity Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-ended management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of outstanding shares of Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	347,242,863	—	347,242,863

† See Statement of Investments for additional detailed categorizations.

At April 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 4/30/2017	96,750
Realized gain (loss)	(115,964)
Change in unrealized appreciation (depreciation)	118,250
Purchases/issuances	-
Sales	(99,036)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 4/30/2018	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 4/30/2018	-

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $635,712, accumulated capital losses $3,894,374 and unrealized appreciation $8,770,877. In addition, the fund had $38,733 of capital losses realized after October 31, 2017, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2018. If not applied, $3,894,374 of the carryover expires in fiscal year 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2018 and April 30, 2017 were as follows: tax-exempt income $11,145,796 and $11,851,542, and ordinary income $0 and $32,413, respectively.

During the period ended April 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $55,706, increased accumulated net realized gain (loss) on investments by $10,423,478 and decreased paid-in capital by $10,367,772. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million

NOTES TO FINANCIAL STATEMENTS (continued)

unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2018, the Distributor retained $3,864 from commissions earned on sales of the fund’s Class A shares and $864 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2018, Class C shares were charged $59,765 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an annual rate of .20% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2018, Class A, Class C and Class Z shares were charged $406,568, $19,922 and $387,806, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2018, the fund was charged $110,453 for transfer agency services and $6,828 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $6,828.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2018, the fund was charged $5,274 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,002.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2018, the fund was charged $2,299 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

During the period ended April 30, 2018, the fund was charged $12,180 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to the Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $160,513, Distribution Plan fees $3,587, Shareholder Services Plan fees $62,679, custodian fees $2,105, Chief Compliance Officer fees 4,214 and transfer agency fees $20,295.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2018, amounted to $98,968,809 and $119,702,542, respectively.

At April 30, 2018, the cost of investments for federal income tax purposes was $338,471,986; accordingly, accumulated net unrealized appreciation on investments was $8,770,877, consisting of $12,350,119 gross unrealized appreciation and $3,579,242 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Municipal Bond Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Bond Opportunity Fund (the “Fund”) (one of the funds constituting Dreyfus State Municipal Bond Fund) , including the statement of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus State Municipal Bond Fund) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
June 20, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended April 30, 2018 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV which will be mailed in early 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Peggy C. Davis (75)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

Diane Dunst (78)

Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (75)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Municipal Bond Opportunity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PTEBX Class C: DMBCX Class I: DMBVX Class Y: DMBYX Class Z: DMBZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0022AR0418

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,313 in 2017 and $35,843 in 2018.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,272 in 2017 and $9,296 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,462 in 2017 and $3,233 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,117 in 2017 and $1,187 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,512,560 in 2017 and $28,081,041 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

 Item 6.                        Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Opportunity Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 27, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)